UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004

MEDIA SCIENCES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-21853	87-0475073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Boroline Road, Allendale, New Jersey    07401
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (201) 236-9311

Not applicable.
(Former name or former address, if changed since last report.)

Item 6. Resignations of Registrant’s Directors

Shiv Sagiv notified our board of directors that he was resigning from our board due to personal reasons, effective May 11, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA SCIENCES INTERNATIONAL, INC.

Dated: May 14, 2004	By: /s/ Michael W. Levin Michael W. Levin President